EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Evolucia Inc. (the "Company") on Form 10-Q for the quarter ended March 31, 2013 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mel Interiano, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

May 15, 2013	/s/ Mel Interiano
Mel Interiano
Chief Executive Officer (Principal Executive Officer)